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                                                                    EXHIBIT 10.1

                              FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of March 29, 1996, is by and among COHO RESOURCES, INC., a Nevada corporation ("Borrower"), COHO ENERGY, INC., a Texas corporation ("Guarantor") (Borrower and Guarantor are sometimes referred to herein individually as "Company" and together as "Companies"), each of the banks or other lending institutions which is a signatory hereto or any successor or assignee thereof (collectively, the "Lenders") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, acting through its Houston agency, as agent for itself as a Lender and the other Lenders (in such capacity, together with its successors in such capacity, "Agent").

                                   RECITALS:

     A. Borrower, Guarantor, Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of December 2, 1994 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 1995, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of August 4, 1995, and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of November 1, 1995, herein the "Agreement").

     B. Borrower, Guarantor, Agent and the Lenders now desire to amend the Agreement further as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement as amended hereby.


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                                   ARTICLE II

                                   Amendments

          Section 2.01. Deletion of Definitions. Effective as of the date hereof, the definitions of "Louisiana Pipeline Mortgage," "Marketing Company," "Mississippi Pipeline Deed of Trust," "Stored Gas Advances," "Stored Gas Commitment," and "Stored Gas Valuation Report" are hereby deleted from Section
1.01 of the Agreement in their entirety.

          Section 2.02. Amendment to Definition of Applicable Rate. Effective as of the date hereof, the definition of "Applicable Rate" contained in Section
1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

                    "Applicable Rate" means: (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate plus the
          Applicable Margin, (b) during the period that an Advance (other than a Permitted Overadvance) is a Eurodollar Advance, the Adjusted Eurodollar Rate plus the Applicable Margin, and (c) during the period that an Advance is a Permitted Overadvance, the Applicable Rate for the portion of such Advance that is a Permitted Overadvance shall be equal to (i) the Prime Rate plus two and one-quarter percent (2.25%) if such Advance is a Prime Rate Advance, and (ii) the Adjusted Eurodollar Rate plus three percent (3%) if such Advance is a Eurodollar Advance.

          Section 2.03. Amendment to Definition of Applicable Margin. Effective as of the date hereof, the last sentence of the definition of "Applicable Margin" contained in Section 1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

          The term "Borrowing Base Utilization" means, for any day, a percentage calculated by (a) dividing (i) the Outstanding Credit on such day by (ii) the Borrowing Base on such day and (b) multiplying the resulting quotient by 100.

Section 2.04. Amendment to Definition of Availability. Effective as of the date hereof, the definition of "Availability" contained in Section 1.01. of the Agreement is hereby amended and restated to read in its entirety as follows:

                    "Availability" means, at the date of determination, the difference between (a) the sum of the Borrowing Base as of such date, plus, from November 1, 1995, to but excluding the Permitted Overadvance Termination Date, $5,000,000 and (b) the Outstanding Credit as of such date, plus, from November 1, 1995, to but excluding the Permitted Overadvance Termination Date, outstanding Permitted Overadvances as of such date.

          Section 2.05. Amendment to Definition of ING Subsidiaries. Effective as of the date hereof, the definition of "ING Subsidiaries" contained in
Section 1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:



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                 "ING Subsidiaries" means the Production Company, Fairbanks
          Gathering Company, Mid Louisiana Gathering Company and ING-La.

          Section 2.06. Amendment to Definition of Outstanding Credit. Effective as of the date hereof, the definition of "Outstanding Credit" contained in Section 1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "Outstanding Credit" means, at the date of determination, the sum of the following: (a) the sum of the aggregate outstanding amount of Advances as of such date, plus (b) the outstanding Letter of Credit Liabilities as of such date, plus (c) all fixed and contingent liabilities outstanding as of such date in respect of the letters of credit issued pursuant to the provisions set forth in subsection 7.02(b)(xi) and, prior to the Renewal Date, pursuant to the provisions set forth in subsection 7.02(b)(xi) of the First Amended Credit Agreement, and prior to February 8, 1994, pursuant to the provisions of subsection 7.02(b)(ix) of the Original Credit Agreement.

          Section 2.07. Amendment to Definition of Permitted Intercompany Advance. Effective as of the date hereof, the definition of "Permitted Intercompany Advance" contained in Section 1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "Permitted Intercompany Advance" means an advance made by Borrower to an Intercompany Borrower if (A) no Potential Default or Event of Default exists or would result therefrom, (B) the amount of such advance does not exceed the Availability existing immediately prior to the time such advance is made, (C) such advance is used by the applicable Intercompany Borrower to acquire Petroleum and Natural Gas Rights, or, in the case of advances to Guarantor, such advances are used to pay cash dividends on the Preferred Stock or to retire, redeem, or otherwise repurchase the Preferred Stock to the extent such dividends, retirements, redemptions or other repurchases are otherwise permitted by this Agreement, (D) such advance is otherwise made on terms and conditions and is evidenced and governed by loan and security documents which are reasonably acceptable to the Agent and Lenders, (E) such advance, along with the collateral securing the repayment thereof and all documentation executed in connection therewith, is pledged to the Agent for the benefit of the Lenders to secure repayment of the Obligations pursuant to the terms of the Additional Security Agreement, and (F) Borrower shall have provided evidence to Agent and the Lenders, in form and substance reasonably acceptable to the Agent and the Lenders, that after giving effect to such advance (1) the present fair saleable value of Borrower's assets is in excess of the total amount of the Borrowees liabilities, contingent or otherwise, (2) Borrower is paying its debts as they become due, (3) Borrower does not believe that it will incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, and (4) Borrower has sufficient capital to carry on its business as it has been operated and as it is intended to be operated.





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          Section 2.08. Amendment to Definition of Security Documents.
Effective as of the date hereof, the definition of "Security Documents" contained in Section 1.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

                "Securities Documents" means the Mortgage, the Deed of Trust, the Original Security Agreement, the Additional Security Agreement, the Guaranty, the Guarantor Pledge Agreement, the Borrower Pledge Agreement, the ING Pledge Agreement, the Mid Louisiana Pledge Agreement, the Louisiana Oil and Gas Mortgage, the Mississippi Oil and Gas Deed of Trust, the Negative Pledge Agreement dated February 8, 1994, executed by Coho Canada for the benefit of the Agent and the Lenders, Uniform Commercial Code Financing Statements and such other mortgages, deeds of trust, security agreements, financing statement and other documentation executed and delivered by any Credit Party or any other Person for the benefit of the Agent and the Lenders that grant or perfect Liens on property to secure the Obligations or any part thereof, as any of the same may be amended or otherwise modified from time to time.

          Section 2.09. Amendment to Section 2.01(a) of the Agreement. Effective as of the date hereof, the first sentence of Section 2.01(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more Advances to Borrower from time to time from the Renewal Date to and including the Revolving Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect; provided, however, that the Outstanding Credit shall not at any time exceed the Borrowing Base plus, from November 1, 1995, to but excluding the Permitted Overadvance Termination Date, up to $5,000,000 in Permitted Overadvances.

          Section 2.10. Amendment to Section 2.04(i) of the Agreement. Effective as of the date hereof, Section 2.04(i) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(i)   in the case of Prime Rate Advances (including Permitted
          Overadvances), on each Monthly Payment Date and on the Maturity Date;"

          Section 2.11. Amendment to Section 2.05(a) of the Agreement. Effective as of the date hereof, Section 2.05(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 (a) Borrowing Procedure. Borrower shall give the Agent notice by means of an Advance Request Form of each requested Advance (other than an Advance pursuant to subsection 2.01(b)(ii)), at least two (2) Business Days before the requested date of each Prime Rate Advance and at least three (3) Business Days before the requested date of each Eurodollar Advance, specifying: (i) the requested date of such Advance (which shall be a


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          Business Day), (ii) the amount of such Advance, (iii) the Type of the
          Advance, and (iv) in the case of a Eurodollar Advance, the duration of the Interest Period for such Advance. The Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Agent. Each Advance (other than an Advance pursuant to subsection 2.01(b)(ii) shall be in a minimum principal amount of One Million Dollars ($1,000,000.00). The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to One Million Dollars ($1,000,000.00). The Agent shall promptly notify each Lender of each such notice of borrowing. Not later than 11:00 A.M. Houston, Texas time on the date specified for each Advance hereunder, each Lender will make available to the Agent at the Principal Office in immediately available funds, for the account of Borrower, its Pro
          Rata share (determined based on the Commitments) of each Advance. After the Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, the Agent will make such Advances available to Borrower by depositing the same, in immediately available funds, in an account of Borrower designated by Borrower.
          All notices under this subsection (a) given by the Borrower shall be irrevocable and shall be given not later than 10:00 A.M. Houston, Texas, time on the day which is not less than the number of Business Days specified above for such notice.

          Section 2.12. Amendment to Section 2.06 of the Agreement. Effective as of the date hereof, Section 2.06 of the Agreement is hereby amended and restated to read in its entirety as follows:

          SECTION 2.06. Use of Proceeds. Upon the effectiveness of this Agreement, the principal amount then outstanding under the First Amended Credit Agreement is and shall be deemed to be an "Advance" outstanding hereunder, each Lender to have its Pro Rata share thereof (based on the Commitments) and such Advance to be of the Type or Types selected by Borrower pursuant to the First Amended Credit Agreement. The proceeds of all other Advances shall be used by Borrower (i) to finance the acquisition of Petroleum and Gas Rights, (ii) for the exploration for, drilling and development of Petroleum and Natural Gas Rights, (iii) to make Permitted Coho Shell Advances and Permitted Intercompany Advances,
          (iv) to finance the ING Acquisition, including associated transaction costs, and (v) for other general corporate purposes.

          Section 2.13. Amendment to Section 3.02 of the Agreement. Effective as of the date hereof, Section 3.02 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 SECTION 3.02.   Repayments and Prepayment.

                 (a) Optional Repayments and Prepayments. Borrower may, upon at least two (2) Business Days prior notice to the Agent in the case of Prime Rate Advances and at least three (3) Business Days prior notice to the Agent in the case of Eurodollar Advances, repay or prepay the Notes in whole at any time or from time to time in part without premium or


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          penalty but with accrued and unpaid interest to the date of repayment or prepayment on the amount so repaid or prepaid; provided that (i) Eurodollar Advances may be repaid or prepaid only on the last day of the Interest Period for such Advances, unless the Borrower shall pay to the Agent for the account of the applicable Lenders any amounts owed pursuant to Section 4.05 and (ii) each partial repayment or prepayment shall be in the principal amount of One Million Dollars ($1,000,000.00) or an integral multiple thereof. The principal amount of any prepayments made under this subsection 3.02(a) after the Revolving Termination Date shall be applied to the principal installments owing under Section 2.03 as follows:

          (A) fifty percent (50%) of the amount of the prepayment shall be applied to the principal installments owing under Section
                   2.03 in the inverse order of maturity; and

          (B) fifty percent (50%) of the amount of the prepayment shall be applied to the next succeeding principal installments owing under Section 2.03 in the order of maturity.

                   (b) Mandatory Prepayments. If the Outstanding Credit at any time ever exceeds the Borrowing Base plus, from November 1, 1995, to but excluding the Permitted Overadvance Termination Date, up to $5,000,000 in Permitted Overadvances, the Borrower shall make a prepayment in an amount equal to the amount by which the sum of the outstanding Advances and the outstanding Letter of Credit
          Liabilities exceeds the Borrowing Base plus, from November 1, 1995, to but excluding the Permitted Overadvance Termination Date, up to $5,000,000 in Permitted Overadvances, if any (with accrued and unpaid interest to the date of prepayment on the amount so prepaid and any amounts due under Section 4.05), within sixty (60) days after the Borrower shall have been given notice from the Agent that such sum exceeds the Borrowing Base. Any prepayments under this Section 3.02(b) shall be distributed to the Lenders pursuant to Section 3.03 until or unless all amounts under the applicable Notes have been paid, then such repayments shall be held by the Agent as additional collateral pursuant to such documentation and agreements as Agent may require to secure the Obligations with respect to the applicable Letter of Credit Liabilities outstanding, if any. The principal amount of any mandatory prepayments made under this subsection 3.02(b) and any prepayments made in accordance with subsection 7.02(d)(iii) after the Revolving Termination Date shall be applied to all the principal installments owing under Section 2.03, each such installment to be reduced by an amount equal to the quotient obtained by dividing the amount of the prepayment by the number of unpaid installments owing under the terms of Section 2.03.

          Section 2.14. Amendment to Section 5.02(d) of the Agreement. Effective as of the date hereof, Section 5.02(d) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 (d) Advance Request Form. The Agent shall have received an Advance Request Form pursuant to Section 2.05 hereof with respect to such Advance or Letter of Credit and, with respect to each Letter of Credit and the documentation required by the Agent in accordance with subsection 2.01(b)(i).


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AND RESTATED CREDIT AGREEMENT - Page 6
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          Section 2.15.  Amendment to Section 6.01(t) of the Agreement.
Effective as of the date hereof, Section 6.01(t) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 (t) Principal Place of Business; Location of Collateral. The principal place of business and chief executive office of each Credit Party (other than Coho Canada) and the place where each such Credit Party (other than Coho Canada) keeps its books and records is located at the address of such Credit Party set forth on Schedule 6.01(t). The title opinions delivered to Agent in connection with the previously executed Loan Documents and the title opinion described in Section 5.01(d) (xi) identify all of the Pledging Parties' material Petroleum and Natural Gas Rights as of the Renewal Date and the location of the ING Systems (as defined in the ING Acquisition Agreement). Schedule 6.01(t) specifically sets forth all locations where each Credit Party (other than Coho Canada) maintains the Collateral that it owns and all other locations where such Credit Party maintains a place of business as of the Renewal Date. Such title opinions and Schedule 6.O1(t) correctly identify each location where each Credit Party's (other than Coho Canada's) inventory or equipment which constitutes Collateral (other than mobile goods) is located. No Persons have possession of any Collateral other than (i) Hydrocarbons held by operators engaged with respect to Pledging Parties' Petroleum and Natural Gas Rights;
          (ii) the Persons who hold hedge accounts of the Credit Parties (other than Coho Canada); (iii) the Credit Parties (other than Coho Canada); and (iv) such other Persons identified to Agent pursuant to the Security Documents. As of the Renewal Date, Amerada Hess Corporation, Koch Oil Company and Exxon Supply Company are the only purchasers of Borrower's Hydrocarbons produced from Petroleum and Natural Gas Rights which constitute Collateral owned by Borrower and the purchasers identified on the list delivered in accordance with Section 5.01(d)(iv) are the only purchasers of the Production Company's Hydrocarbons produced from Petroleum and Natural Gas Rights which constitute Collateral owned by the Production Company. None of the Collateral constituting "goods" has been located in any location not identified in Schedule 6.01(t) or in such title opinions within the past four (4) months from the date hereof other than with respect to mobile goods.


          Section 2.16. Amendment to Section 7.01(d)(iii) of the
Agreement. Effective as of the date hereof, Section 7.01(d)(iii) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 (iii)  as soon as available and in any event within thirty
          (30) days after the end of each calendar quarter, a Production Report for such quarter and, when the Borrowing Base Utilization (as defined in the definition of Applicable Margin) is to be calculated, a report showing the calculation thereof for the calendar quarter then ended and showing a calculation of the Applicable Margin for the quarter succeeding the quarter for which such Borrowing Base Utilization was calculated;


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          Section 2.17. Termination of Stored Gas Commitment.  Effective as of
the date hereof, the Stored Gas Commitment is terminated and the Lenders have no obligation to make Stored Gas Advances.

          Section 2.18. Sale of Collateral, Release of Liens. The Borrower has notified the Agent that the Borrower has entered into an agreement to sell all of the issued and outstanding capital stock of Mid Louisiana Gas Company, Mid Louisiana Gas Transmission Company, and Mid Louisiana Marketing Company (collectively, the "Pipeline Stock"). Notwithstanding the provisions of
Section 7.02(d) of the Agreement, the Agent and the Lenders consent to the sale of the Pipeline Stock and agree that (i) the Agent shall, concurrently with the sale of the Pipeline Stock, release the Liens held by the Agent for the benefit of the Lenders in the Pipeline Stock and the assets of Mid Louisiana Gas Company, Mid Louisiana Gas Transmission Company, and Mid Louisiana Marketing Company and (ii) the Agent and the Lenders shall, concurrently with the sale of the Pipeline Stock, release the Subsidiary Guaranties by Mid Louisiana Gas Company, Mid Louisiana Gas Transmission Company and Mid Louisiana Marketing Company; provided, however, that the agreement of the Agent and the Lenders to execute and deliver such releases described in clauses (i) and (ii) preceding is conditioned upon (a) the receipt by the Agent at its principal office, for the benefit of the Lenders, of at least $20,500,000 in immediately available funds from the net sales proceeds of the sale of the Pipeline Stock, which amount shall be applied by the Agent to repay all outstanding Stored Gas Advances, and to the extent of any excess, to reduce the outstanding balance of the remaining Advances, and (b) the satisfaction of the other terms and conditions of this Amendment. The prepayment of the Advances described in the preceding sentence is referred to as the "Pipeline Sale Prepayment." The
Agent and each of the Lenders waives (i) any requirement of prior notice by the Borrower of the Pipeline Sale Prepayment, (ii) the requirement of Section 3.02(a) of the Agreement that prepayments may only be made in certain minimum amounts or integral multiples thereof, and (iii) any rights to additional compensation under Section 3.02(a) or Section 4.05 of the Agreement as a result of the Pipeline Sale Prepayment being made prior to the last day of the Interest Periods relating to some or all of the Advances being prepaid by the Pipeline Sale Prepayment. The Agent and each of the Lenders consent to the release of Mid Louisiana Gas Company, Mid Louisiana Gas Transmission Company and Mid Louisiana Marketing Company from their obligations under the Contribution and Reimbursement Agreement concurrently with the sale of the Pipeline Stock.

     Section 2.19. Advance Request Form. Exhibit B to the Agreement is hereby amended and restated to read in its entirety as shown on Exhibit B to this Amendment.

     Section 2.20. Amendment to Schedule 6.01(e). Schedule 6.01(e) to the Agreement is hereby amended and restated to read in its entirety as shown on
Schedule 6.01(e) to this Amendment.

     Section 2.21. Amendment to Schedule 6.01(f) Schedule 6.01(f) to the Agreement is hereby amended and restated to read in its entirety as shown on
Schedule 6.01(f) to this Amendment.



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          Section 2.22. Amendment to Schedule 6.0l(t). Schedule 6.01(t) to the
Agreement is hereby amended and restated to read in its entirety as shown on
Schedule 6.01(t) to this Amendment.

                                  ARTICLE III

                 Ratifications, Representations and Warranties

          Section 3.01. Ratifications; Waiver of Claims. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the Borrower and the Guarantor agree that the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantor, Agent and the Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. In furtherance and not in limitation of the provisions of this Section 3.01, Borrower and Guarantor hereby jointly and severally waive and release any and all claims or offsets against, or defenses to, the payment and performance of the Obligations that any of them may have at law, in equity or otherwise, based on any and all actions or alleged actions, omissions or related omissions, of Agent and/or the Lenders or any of Agent's and/or the Lenders' affiliates, directors, officers, employees, attorneys, representatives or agents which have occurred on or prior to the date hereof and each such party hereby represents and warrants that no such claims, offsets, or defenses exist as of such date.

          Section 3.02. Representations and Warranties. Each of Borrower and Guarantor hereby represents and warrants to Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Company and will not violate the articles or certificate of incorporation or bylaws of any Company, (b) the representations and warranties contained in the Agreement as amended hereby and any other Loan Document (other than those which by their terms are limited to a specific date) are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Potential Default or Event of Default has occurred and is continuing and (d) the Companies are in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                                 Miscellaneous

          Section 4.01. Conditions Precedent. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent:

                 (a) No Default. No Default or Potential Default shall exist or would result from the consummation of the transactions contemplated by this Amendment.



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                 (b)    Corporate Certificates.  The Agent shall have received
          corporate certificates executed by the Borrower and the Guarantor, in form and substance acceptable to the Agent, certifying as to the officers, articles of incorporation, bylaws, existence and good standing of the Borrower and the Guarantor and as to resolutions of the Borrower and the Guarantor relating to the transactions contemplated by this Amendment.

                 (c) Amendment to Pledge Agreement. The Agent shall have received a fully executed First Amendment to Pledge Agreement in the form attached hereto as Exhibit A.

          Section 4.02. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent and/or the Lenders or any closing shall affect the representations and warranties or the right of Agent and/or the Lenders to rely upon them.

          Section 4.03. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, instruments or other documentation now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

          Section 4.04. Expenses of Agent and Lenders. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including without limitation the costs and fees of Agent's legal counsel and all costs and expenses incurred in connection with the enforcement or preservation of any rights under the Agreement as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent's legal counsel.

          Section 4.05. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          Section 4.06. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

          Section 4.07. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, Guarantor and Borrower and their respective successors and assigns, except neither Borrower nor Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.



FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 10

      Section 4.08. Counterparts. This Amendment may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.09. Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     Section 4.10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     SECTION 4.11. ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER
INSTRUMENTS, AGREEMENTS AND DOCUMENTATION EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.


                             BORROWER:
                             ---------

                             COHO RESOURCES, INC


                             By: /s/ EDDIE LEBLANC
                                --------------------------------
                                     Eddie LeBlanc
                                     Senior Vice President and
                                     Chief Financial Officer

                             GUARANTOR:
                             ----------

                             COHO ENERGY INC.

                                 By:   EDDIE LEBLANC
                                    ----------------------------
                                     Eddie LeBlanc
                                     Senior Vice President and
                                     Chief Financial Officer



FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 11

                             AGENT AND LENDERS:

                             BANQUE PARIBAS,
                             as Agent for the Lenders and as a Lender


                             By: /s/ ROBERT S. BOWERS, II
                                --------------------------------
                                 Robert S. Bowers, II
                                 Vice President

                             By: /s/ KENNETH E. MOORE, JR.
                                 -------------------------------
                             Name:   KENNETH E. MOORE, JR.
                                  ------------------------------
                             Title:  Vice President
                                  ------------------------------

                             CHRISTIANIA BANK OG KREDITKASSE



                             By:   /s/ JOHN O. ROISING
                                -------------------------------
                             Name: John O. Roising
                             Title: First Vice President


                             By:   /s/ STEVE PHILLIPS
                                -------------------------------
                             Name: Steve Phillips
                             Title: Vice President


                             DEN NORSKE BANK ASA


                             By:   /s/ HAAKON SANDBORG
                                -------------------------------
                             Name: Haakon Sandborg
                             Title: Senior Vice President


                             By:   /s/ JAN MORTEN KREUTZ
                                -------------------------------
                             Name: Jan Morten Kreutz
                             Title: Vice President




FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 12

                             BANK OF SCOTLAND


                             By:   /s/ CATHERINE M. ONIFFREY
                                -------------------------------
                             Name: Catherine M. Oniffrey
                             Title: Vice President



                             MEESPIERSON N.V.


                             By:   /s/ K. LOUMAN
                                -------------------------------
                             Name: K. Louman
                             Title: Vice President





FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 13

                                             BANK ONE, TEXAS, N.A.


                                             By:   /s/ MYNAN C. FELDMAN
                                             -------------------------------
                                             Name: Mynan C. Feldman
                                             Title: Vice President





FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 14

                                 ACKNOWLEDGMENT

     The undersigned hereby consent and agree to the execution and delivery of this Amendment and ratify and confirm that the Loan Documents that each has executed are in full force and effect and continue to be legal, valid, binding and enforceable in accordance with their terms.



                                             INTERSTATE NATURAL GAS COMPANY
                                             MID LOUISIANA PRODUCTION COMPANY
                                             MID LOUISIANA GATHERING COMPANY
                                             FAIRBANKS GATHERING COMPANY



                                             By:  /s/  EDDIE LEBLANC
                                                ------------------------------
                                                  Eddie LeBlanc
                                                  Senior Vice President and
                                                  Chief Financial Officer of
                                                  each of the above parties to
                                                  the Loan Documents




                                             COHO RESOURCES, LIMITED



                                             By:   /s/ EDDIE LEBLANC
                                                ------------------------------
                                                  Eddie LeBlanc
                                                  Treasurer










FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Page 15

                                   EXHIBIT A


                         Amendment to Pledge Agreement





EXHIBIT "A" TO
FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Cover Page

                      FIRST AMENDMENT TO PLEDGE AGREEMENT


     THIS FIRST AMENDMENT TO PLEDGE AGREEMENT (the "Amendment") is entered into effective as of the _ day of March, 1996, by and between INTERSTATE NATURAL GAS COMPANY, a Delaware corporation (the "Pledgor"), and BANQUE PARIBAS, a bank organized under the laws of the Republic of France acting through its Houston agency, as agent for itself as a Lender and for the other Lenders (as defined in the Credit Agreement as hereinafter defined) (in such capacity as agent, the "Agent").

                                  WITNESSETH:

     WHEREAS, Coho Resources, Inc., Coho Energy, Inc., Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of December 2, 1994 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 1995, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of August 4, 1995, and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of November 1, 1995, the "Original Credit Agreement");

     WHEREAS, concurrently with the execution of the Original Credit Agreement, the Pledgor executed and delivered to the Agent, for the benefit of the Lenders, that certain Pledge Agreement dated as of December 2, 1994 (the "Pledge Agreement");


     WHEREAS, concurrently herewith, Coho Resources, Inc., Coho Energy, Inc., the Agent and the Lenders are entering into that certain Fourth Amendment to Second Amended and Restated Credit Agreement (the "Fourth Amendment) (the Original Credit Agreement, as amended by the Fourth Amendment, is referred to hereinafter as the "Credit Agreement"); and

    WHEREAS, the Agent and the Lenders have conditioned their obligations under the Fourth Amendment upon the execution and delivery of this Amendment by the Pledgor.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement.

     2. Amendment to Exhibit A. Effective as of the date hereof, Exhibit A to the Pledge Agreement is hereby amended and restated to read as shown on Exhibit A to this Amendment.

     3 .   Representations and Warranties.  The representations and warranties of the Pledgor made in the Pledge Agreement (other than those which by their terms are limited to a specific date) are true and correct as of the date hereof as if made on the date hereof

     4.     Miscellaneous.

                4.1 Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

               4.2 Effect of this Amendment. The Pledge Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Pledge Agreement, shall be deemed to refer to the Pledge Agreement as amended by this Amendment.

                4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                4.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

                4.5 NO ORAL AGREEMENTS. THE PLEDGE AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                        PLEDGOR:

                                        INTERSTATE NATURAL GAS COMPANY


                                        By:
                                           ------------------------------
                                        Name:   Eddie LeBlanc
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                                        AGENT:

                                        BANQUE PARIBAS, as Agent


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                                   EXHIBIT A
                                       to
                      First Amendment to Pledge Agreement
                                    between
                         Interstate Natural Gas Company
                                      and
                            Banque Paribas, as Agent

                          Description of Pledged Stock

=====================================================================================================
                                            Type of         Par                Number    Certificate
       Company                              Stock           Value             of Shares   Number(s)
- - -----------------------------------------------------------------------------------------------------
1.     Mid Louisiana                        Common          $.10                1,000     1
       Production Company,
       a Delaware
       corporation
- - -----------------------------------------------------------------------------------------------------
2.     Fairbanks Gathering                  Common          $.10                1,000     2
       Company, a Delaware
       corporation
- - -----------------------------------------------------------------------------------------------------
3.     Mid Louisiana                        Common          $.10                1,000     2
       Gathering Company, a
       Delaware corporation
=====================================================================================================




Exhibit A - Solo  Page
                                                                1

                                   EXHIBIT B


                              Advance Request Form





EXHIBIT "B" TO
FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT - Cover Page

                              ADVANCE REQUEST FORM

TO:      Banque Paribas, as Agent
         1200 Smith Street, Suite 3100
         Houston, Texas 77002

Gentlemen:

     The undersigned is an officer of Coho Resources, Inc. (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Second Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated as of December 2, 1994 among Borrower, Coho Energy, Inc., Banque Paribas, as agent for itself and certain other lenders (the "Agent") and the lenders. All terms defined in the Credit Agreement shall have the same meaning herein. In accordance with the Credit Agreement, Borrower hereby (check whichever is applicable):

      _________  1.       Requests that the Lenders make Prime Rate Advances in
                          the aggregate amount set forth in item (k)(i) below;

      _________  2.       Requests that the Lenders make Eurodollar Advances in
                          the aggregate amount set forth in item (k)(ii) below;
                          and/or

      _________  3.       Request Agent to issue a Letter of Credit in the form
                          attached hereto as Exhibit "A" supporting the transaction described on Exhibit "B".

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby represents and warrants to the Agent and each Lender that the following statements are true and correct:

              (i) The representations and warranties (other than those expressly limited by their terms to the date originally given) contained in Article VI of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

              (ii) No Event of Default or Potential Default has occurred and is continuing or would result from the Advances requested hereunder or Letter of Credit requested hereunder.

             (iii) Since _________ 19____, (1) there has been no Material Adverse Change.

- - ------------------------------

        (1) Insert the effective date of the most recent financial statements referred to in Section 7.01(d) of the Credit Agreement.


ADVANCE REQUEST FORM - PAGE 1

         (iv) The amount of the Advance requested hereby and the amount of the Letter of Credit Liabilities related to the Letter of Credit requested hereby, when added to all outstanding Advances and all outstanding Letters of Credit Liabilities, will not exceed the Borrowing Base.

          (v) The Advance requested hereby will not be readvanced or, if the blank in this subparagraph (v) is filled in, is to be readvanced to the following Intercompany Borrower or Coho Shell, as the case may be:____________

         (vi) The aggregate amount of Permitted Coho Shell Advances, after taking the Permitted Coho Advance requested hereby into account, is $_________


        (vii) The aggregate amount of Permitted Intercompany Advances to each Intercompany Borrower, after taking the Permitted Intercompany Advance requested hereby into account, is: ___________________________________________



         Name of Intercompany Borrower:              Aggregate Amount:

         ------------------------------              ----------------

         ------------------------------              ----------------



       (viii) All information supplied below is true, correct, and complete as of the date hereof.


                         Advance Request Information


(a)      Outstanding principal amount of Advances

(b)      Outstanding Letter of Credit Liabilities...............      $
                                                                       ---------
(c)      Outstanding 7.02 (b)(xi) letter of credit liabilities..      $
                                                                       ---------
(d)      Present maximum amount of Permitted Over advances......      $5,000,000

(e)      Borrowing Base.........................................      $
                                                                       ---------
(f)      Net Availability for Advances/Letters
         of Credit: [item (e) minus item (a)
         and minus item (b) and minus item (c) plus item (d)(2)].     $
                                                                       ---------


- - ------------------------------

        (2) Applicable only from November 1, 1995, to but excluding the Permitted Overadvance Termination Date.

ADVANCE REQUEST FORM - PAGE 2

         (f)     Aggregate Amount of Requested Advance
                 or applicable Letter of Credit Liabilities.......   $_________

         (g)     Aggregate amount of Permitted Overadvances
                 after giving effect to the Requested Advance
                 [sum of item (a) plus item (b) plus item (c) plus
                 item (f) minus item (e)](3).......................  $_________


                          Advance Request Information

         (h)     Date of Requested Advance
                 or issuance of Letter of Credit..................  _____, 19 __
         (i)     Type of Advance
                 Type                                             Amount
                 (i)   Prime Rate Advances.......... $_________
                 (ii)  EuroDollar Advances.......... $_________
         (j)     Duration of Interest Period if
                 EuroDollar Advances:

                         Advance Amount                           Duration

                 (i)     $ ___________                          ____________
                 (ii)    $ ___________                          ____________
                 (iii)   $ ___________                          ____________
                 (iv)    $ ___________                          ____________



                                        BORROWER:

                                        COHO RESOURCES, INC.


                                        By:  ________________________________
                                             Name:___________________________
                                             Title:__________________________

Dated as of: _______________________
               [insert proposed date
               of Requested Advance or
               issuance of Letter of Credit]


_____________________

       (3) Applicable only from November 1, 1995, to but excluding the Permitted Overadvance Termination Date.

ADVANCE REQUEST FORM - PAGE 3

                               SCHEDULE 6.01(e)
                                      to
                             COHO RESOURCES, INC.
                             FOURTH AMENDMENT TO
                         SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT

                                 SUBSIDIARIES


========================================================================================================
                         Jurisdiction        Authorized
  Subsidiary           Of Incorporation     Capitalization            Outstanding            % Owned
========================================================================================================
                                        A. Guarantor
- - --------------------------------------------------------------------------------------------------------
1.      Coho Canada  Alberta, Canada   1.      Unlimited           1.      31,432,51           100%
                                               Common                      7
                                       2.      2,000,000 first     2.      None
                                               perferred shares    3.      None
                                       3.      5,000,000           4.      None
                                               second
                                               perferred shares
                                       4.      Unlimited
                                               nonvoting
                                               common
- - --------------------------------------------------------------------------------------------------------
2.      Coho Shell   Delaware          1000 shares common          1000                        100%
- - --------------------------------------------------------------------------------------------------------
3.      Borrower     Nevada            1.      50,000,000          1.      3,846,775           100% of
                                               common stock,                                   common,
                                               $.01 par value                                  100% of
                                       2.      8,000,000 class                                 Class A
                                               A Common            2.      8,000,000           common
                                               Stock, $.01 par                                 through
                                               value                                           Coho
                                       3.      10,000,000                                      Canada
                                               shares of           3.      None
                                               preferred stock
                                               $.01 par value
- - ------------------------------------------------------------------------------------------------------------
4.      ING          Delaware          1.      600,000             1.      20,000              64% of
                                               common stock,                                   Common
                                               $.01 par value      2.      200,025             64% of
                                                                           series 8%           Preferred
                                       2.      250,000                     preferred
                                               preferred stock,
                                               $.01 par value
- - ------------------------------------------------------------------------------------------------------------
                                           B. Coho Canada
- - ------------------------------------------------------------------------------------------------------------


SCHEDULE 6.01(e), PAGE 1 OF 3


================================================================================
                  Jurisdiction
                of Incorporation       Authorized
Subsidiary                           Capitalization     Outstanding    % Owned
- - --------------------------------------------------------------------------------
1.  Borrower         Nevada        1. 50,000,000        1.
                                      common stock,
                                      $.01 par value

                                   2. 8,000,000 class
                                      A Common          2. 8,000,000   100% of
                                      Stock, $.01 par                  Class A
                                      value                            Common

                                   3. 10,000,000
                                      shares of
                                      preferred stock   3. None.
                                      $.01 par value
- - --------------------------------------------------------------------------------

2. Profile           Alberta       Unlimited common     888,002         100%
   Petroleum Ltd.                  shares, no par value
- - --------------------------------------------------------------------------------

3. Grayon            Alberta       1. Unlimited         1. 5,290,020    100%
   Developments                       common shares,
   Ltd.                               no par value

                                   2. Unlimited First
                                      Preferred, no     2. 320,250      100%
                                      par value

                                   3. Unlimited
                                      Second
                                      Preferred, no     3. 2,000        100%
                                      par value
- - --------------------------------------------------------------------------------

4. Coho              Bahamas       5,000 common shares, 3,000           100%
   International                   $1 par value
   Ltd.
- - --------------------------------------------------------------------------------

5. 253741 Alberta    Alberta       1,000 common stock   1,000           1
   Ltd.
- - --------------------------------------------------------------------------------
                                 C. Borrower
- - --------------------------------------------------------------------------------

1. Tierra            Nevada        2,500 common stock,  100            100%
   Exploration, Inc.               $0.01 par value
- - --------------------------------------------------------------------------------

2. Coho Marketing    Nevada        1. 1,000 common      1. 100         100%
   and                                stock, no par
   Transportation,                    value
   Inc.
                                   2. 1,000 shares of
                                      preferred stock,  2. None
                                      no par value
================================================================================



SCHEDULE 6.01(e), PAGE 2 OF 3

================================================================================
                  Jurisdiction
                of Incorporation       Authorized
Subsidiary                           Capitalization     Outstanding   % Owned
- - --------------------------------------------------------------------------------
3. ING            Delaware       1. 600,000
                                    common stock,    1. 20,000      36% of
                                    $.01 par value

                                 2. 250,000          2. 200,025     36% of
                                    preferred stock,    series 8%   Preferred
                                    $.01 par value      Preferred
- - --------------------------------------------------------------------------------

4. Coho Anaguid   Delaware       1. 9,870 common     1. 2,700       100%
   Inc.                             stock, $0.01
                                    par value

                                 2. 130 preferred    2. 120         100% by
                                    stock, $20,000                  Coho
                                    par value                       Interna-
                                                                    ational
- - --------------------------------------------------------------------------------
                                    D. ING
- - --------------------------------------------------------------------------------

1. Production     Delaware       1,000 shares of     1,000          100%
   Company                       common stock,
                                 $.10 par value
- - --------------------------------------------------------------------------------

4. Fairbanks      Delaware       1,000 shares of     1,000          100%
   Gathering                     common stock,
   Company                       $.10 par value
- - --------------------------------------------------------------------------------

5. Mid Louisiana  Delaware       1,000 shares of     1,000          100%
   Gathering                     common stock,
   Company                       $.10 par value
- - --------------------------------------------------------------------------------
                            E. Production Company
- - --------------------------------------------------------------------------------

1. ING-La         Louisiana      1,000 shares of     1,000          100%
                                 common stock,
                                 $.10 par value
================================================================================




SCHEDULE 6.01(e), PAGE 3 OF 3

                                SCHEDULE 6.01(f)
                                       to
                              COHO RESOURCES, INC.
                              FOURTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                   LITIGATION

A. Coho Resources, Inc.

   1.    Wall & Redekop Petroleum Inc. vs. Coho Resources, Inc. (1983)

         Alleging amounts owing by Borrower

         Claim amount approximately $150,000

   2.    Humble Resources Management, Inc. vs. Coho Resources, Inc. (1991)

         Alleging economic loss by drainage of oil

         Claiming actual, incidental, compensatory and punitive damages

   3. During June and July, 1994, Borrower, together with several companies, was named as a defendant in three lawsuits filed in Mississippi. The lawsuits, which are basically identical, involve claims by landowners for purported damages caused by naturally occurring radioactive materials at various wellsite locations on land leased by Borrower in Mississippi. The plaintiffs are seeking compensatory and punitive damages, including damages for "emotional distress". Two of these lawsuits have been settled.

   4. Douglas Osbourne and Sandra Osbourne vs. Coho Resources, Inc. Borrower purchased an interest in the eastern part of the Laurel Field in Jones County, Mississippi in 1993 from Mosebacher Energy, Inc. Plaintiffs live in a house adjacent to Borrower's production facility in that area, and have sued Borrower generally claiming contamination, nuisance and other matters. Plaintiffs had sued Mosbacher in 1991 for these same claims, and Mosbacher settled in 1992, receiving a general release from plaintiffs.

   5. Luther McCarthy, Administrator of the Estate of Kelvin Dale Mccarthy vs. Coho Resources, Inc. On December 6, 1995, Kelvin Mccarthy, employee of Smith Bros., Inc., an independent contractor, was killed when a workover rig collapsed in the Soso Field, Mississippi. His estate filed an action against Borrower for actual damages in the amount of lifetime earnings (present value $470,000), damages under the



SCHEDULE 6.01(f), PAGE 1 of 2

                 Mississippi Wrongful Death Act and punitive damages ($3.5 million). Borrower's insurer is defending the lawsuit on behalf of Borrower.

B.      ING and ING Subsidiaries

         LITIGATION

         1.      ARCADIA HOLINESS ASSOCIATION V. IMC CORPORATION, ET AL.
                 (V. MID LOUISIANA GATHERING COMPANY) 15th Judicial District Court, Vermillion Parish, Louisiana Case No. 87-52966

                 Royalty owners seek asserted underpayment for production produced by IMC Production Company and by Wintershall Corporation/BASF Corporation. Seeking in excess of $7,000,000.00. Mid Louisiana Gathering Company has been indemnified by BASF for this.


         ASSERTED CLAIMS

         2.      U.S. FISH AND WILDLIFE

                 USFW seeks removal of mercury meters and cleanup of associated mercury releases in D'Arbonne and Upper Ouachita Wildlife Refuges. $100,000 - $150,000.





SCHEDULE 6.01(f), PAGE 2 OF 2

                                SCHEDULE 6.01(t)
                                       to
                              COHO RESOURCES, INC.
                              FOURTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            LOCATIONS OF COLLATERAL

1.       Chief Executive Office


         14785 Preston Road, Suite 860
         Dallas, Texas 75240

2.       Exact Corporate Name

         Coho Energy, Inc.
         Coho Resources, Inc.
         Interstate Natural Gas Company
         Mid Louisiana Production Company
         Fairbanks Gathering Company
         Mid Louisiana Gathering Company
         Interstate Natural Gas Company

3 .      Additional Locations

         Interstate Natural Gas Company

         a.     Secretary of State, Texas
         b.     Harris County, Texas

         Mid Louisiana Production Company

         a.     Livingston Parish, LA
         b.     Morehouse Parish, LA
         C.     Ouachita Parish, LA
         d.     Union Parish, LA
         e.     Amite County, MS
         f      Wilkinson County, MS
         g.     Secretary of State, MS
         h.     Harris County, TX
         i.     Secretary of State, TX

SCHEDULE 6.01(t), PAGE 1 OF 2

         Fairbanks Gathering Company

         a.      Morehouse Parish, LA
         b.      Ouachita Parish, LA
         c.      Union Parish, LA
         d.      Secretary of State, MI
         e.      Harris County, TX
         f.      Secretary of State, TX

         Mid Louisiana Gathering Company

         a.      Morehouse Parish, LA
         b.      Ouachita Parish, LA
         c.      Union Parish, LA
         d.      Secretary of State, MI
         e.      Harris County, TX
         f.      Secretary of State, TX

        ING-La

         a.      East Baton Rouge Parish, LA
         b.      Secretary of State, MI
         c.      Harris County, TX
         d.      Secretary of State, TX





SCHEDULE 6.01(t), PAGE 2 OF 2